Exhibit 10.33

CONSENT AND WAIVER AND NINTH AMENDMENT

TO LOAN AND SECURITY AGREEMENT

As of February 24, 2004

CELLSTAR CORPORATION,

as Administrative Borrower

1730 Briercroft Court

Carrollton, Texas 75006

Ladies and Gentlemen:

Reference is hereby made to that certain Loan and Security Agreement dated as of September 28, 2001, by and among CellStar Corporation, a Delaware corporation (the “Parent”), certain of its Subsidiaries (as defined therein) signatory thereto (together with the Parent, each a “Borrower” and collectively the “Borrowers”), the lenders signatory thereto (the “Lenders”) and Wells Fargo Foothill, Inc. (f/k/a Foothill Capital Corporation), as Administrative Agent for the Lenders (the “Agent”), as amended by that certain First Amendment to Loan and Security Agreement dated as of October 21, 2001, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of February 11, 2002, as further amended by that certain Third Amendment to Loan and Security Agreement dated as of May 9, 2002, as further amended by that certain Fourth Amendment to Loan and Security Agreement effective as of May 9, 2002, as further amended by that certain Fifth Amendment to Loan and Security Agreement dated as of November 13, 2002, as further amended by that certain Sixth Amendment to Loan and Security Agreement dated as of February 6, 2003, as further amended by that certain Seventh Amendment to Loan and Security Agreement dated as of February 28, 2003 and as further amended by that certain Eighth Amendment and Waiver to Loan and Security Agreement dated as of May 31, 2003 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

You have requested that the Lenders waive compliance by the Borrowers with Section 7.4 of the Loan Agreement, Disposal of Assets, solely to permit one of the Borrowers, CellStar, Ltd., a Texas limited partnership, to sell certain receivables to Cricket Communications, Inc., a Delaware corporation, pursuant to a Receivables Purchase Agreement dated as of February 4, 2004 (the “Purchase Agreement”), executed copies of which have been provided to the Agent and the Lenders (such sale is hereinafter referred to as the “Receivables Sale Transaction”). In connection therewith, the Borrowers have requested that the Agent release its Liens in respect of the receivables being sold pursuant to the Purchase Agreement.

In addition, you have requested that the Lenders waive compliance by the Borrowers with Section 7.20 (b) of the Loan Agreement, Fixed Charge Coverage Ratio for Asia, Latin America and Europe, solely to eliminate the Fixed Charge Coverage Ratio requirements for the fiscal quarter ending November 30, 2003, with respect to the Subsidiaries operating within Latin America (such covenant waiver with respect to the aforesaid Subsidiaries is hereinafter referred to as the “Covenant Waiver”).

Finally, you have requested that the definition of “Fixed Charge Coverage Ratio” in Section 1.1 of the Loan Agreement, “Definitions,” be amended. Section 1.1 of the Loan Agreement, “Definitions,” is hereby modified and amended by deleting clause (b)(ii) from the existing definition of “Fixed Charge Coverage Ratio” set forth therein and inserting the following clause (b)(ii) in substitution thereof:

“(ii) cash interest expense (other than interest expense on (A) a principal amount of up to $10,000,000 borrowed by CellStar-Intercall AB (Cellstar Sweden) under a revolving credit facility, (B) a principal amount of up to $30,000,000 borrowed by CellStar Mexico under an accounts receivable factoring facility, (C) a principal amount of up to $30,000,000 borrowed by CellStar Mexico under a revolving credit facility, and (D) an amount up to $100,000 on past due vendor payables) minus cash interest income during such fiscal period.”

This letter (the “Consent and Waiver”) is to advise you that the Lenders hereby consent to the Receivables Sale Transaction so long as the following conditions are satisfied: (a) no Default or Event of Default has occurred or is continuing at the time of such sale or would be caused thereby, (b) the consideration for such sale is cash and is paid in four (4) equal installments, with the first installment due seven (7) calendar days after the Closing Date (as defined in the Purchase Agreement) and each subsequent installment due seven (7) calendar days after the previous installment, (c) 100% of the proceeds from such sale (net of reasonable and customary transaction costs properly attributable to such sale) are applied to the then outstanding Advances under the Loan Agreement immediately upon any Borrower’s receipt thereof, and (d) promptly (and in no event later than one (1) Business Day) following the consummation thereof, the Administrative Borrower shall notify the Agent that the Receivables Sale Transaction has been consummated. The Agent hereby agrees that on the Closing Date, it shall deliver to the Borrowers a partial release for the release of its Liens with respect to the receivables sold pursuant to the Purchase Agreement.

In addition, the Lenders hereby waive compliance by the Borrowers with Section 7.20(b) solely to permit the Covenant Waiver.

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This Consent and Waiver shall be effective only upon execution by the Required Lenders and the Administrative Borrower of this Consent and Waiver and delivery thereof to the Agent.

Except as set forth above, all terms and conditions of the Loan Agreement, and all Loan Documents shall remain in full force and effect and not be affected by this Consent and Waiver, and the Agent and the Lenders reserve the right to require strict compliance with the terms and conditions of the Loan Agreement, and the related Loan Documents, including, without limitation, Sections 7.4 and 7.20(b) of the Loan Agreement.

This Consent and Waiver may be executed in any number of counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one in the same agreement. Delivery of a counterpart hereto by facsimile or e-mail transmission shall be as effective as delivery of an original counterpart hereto.

This Consent and Waiver shall be deemed to be made pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia, and shall be construed, interpreted, performed and enforced in accordance therewith.

If the above provisions are satisfactory to you, please execute this Consent and Waiver as set forth below and return it to the Agent.

This Consent and Waiver shall be deemed to be a Loan Document for all purposes.

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Very truly yours, WELLS FARGO FOOTHILL, INC., as the Agent and a Lender

By:	/s/ Robert Bernier

Name:	Robert Bernier

Title:	Vice President

FLEET CAPITAL CORPORATION, as a Lender

By:	/s/ Dennis M. Hansen

Name:	Dennis M. Hansen

Title:	Senior Vice President

TEXTRON FINANCIAL CORPORATION, as a Lender

By:	/s/ Eric R. Hubbard

Name:	Eric R. Hubbard

Title:	Vice President

PNC BANK NATIONAL ASSOCIATION, as a Lender

By:

Name:

Title:

Acknowledged and agreed to

as of 24th day of February, 2004:

CELLSTAR CORPORATION, a Delaware corporation

/s/ Elaine Flud Rodriguez

By:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

CELLSTAR, LTD., a Texas limited partnership

By: National Auto Center, Inc. its General Partner /s/ Elaine Flud Rodriguez

By:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

NATIONAL AUTO CENTER, INC., a Delaware corporation

/s/ Elaine Flud Rodriguez

By:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

CELLSTAR AIR SERVICES, INC., a Delaware corporation

/s/ Elaine Flud Rodriguez

By:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

CELLSTAR TELECOM, INC., a Delaware corporation

/s/ Elaine Flud Rodriguez

By:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

CELLSTAR FINANCO, INC., a Delaware corporation

/s/ Elaine Flud Rodriguez

By:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

A&S AIR SERVICE, INC., a Delaware Corporation

/s/ Elaine Flud Rodriguez

By:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

CELLSTAR INTERNATIONAL

CORPORATION/SA, a Delaware corporation

/s/ Elaine Flud Rodriguez

By:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

CELLSTAR FULFILLMENT, INC., a Delaware corporation

/s/ Elaine Flud Rodriguez

By:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

CELLSTAR INTERNATIONAL

CORPORATION/ASIA, a Delaware Corporation

/s/ Elaine Flud Rodriguez

By:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

AUDIOMEX EXPORT CORP.,

a Texas corporation

/s/ Elaine Flud Rodriguez

By:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

NAC HOLDINGS, INC., a Nevada corporation

/s/ Elaine Flud Rodriguez

By:	Elaine Flud Rodriguez
Title:	President

CELLSTAR GLOBAL SATELLITE SERVICES, LTD.,

a Texas limited partnership

By:	National Auto Center, Inc.
Title:	General Partner

/s/ Elaine Flud Rodriguez

By:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

CELLSTAR FULFILLMENT LTD., a Texas limited partnership

By:	CellStar Fulfillment, Inc.
Title:	General Partner

/s/ Elaine Flud Rodriguez

By:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

FLORIDA PROPERTIES, INC.,

a Texas corporation

/s/ Elaine Flud Rodriguez

By:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel